UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 26, 2016

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 26, 2016, Visteon Corporation (the “Company”) announced that Mr. Jeffrey M. Stafeil, Executive Vice President and Chief Financial Officer, will leave the Company upon the appointment of a successor, which is targeted to be completed around March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Upon his departure, Mr. Stafeil will receive the benefits as provided under his Change in Control Agreement and other existing plans and award agreements of the Company, as substantially described in the Company’s 2015 proxy statement. Mr. Stafeil will also agree to certain non-disparagement, confidentiality, non-solicitation and non-competition covenants.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated January 26, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: January 26, 2016	By:	/s/ Peter M. Ziparo
Peter M. Ziparo
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release dated January 26, 2016.